SUPPLEMENT DATED DECEMBER 17, 2009

TO THE CLASS J SHARES PROSPECTUS

FOR PRINCIPAL FUNDS, INC.

DATED MARCH 1, 2009

(As Supplemented on March 20, 2009, April 8, 2009,

April 9, 2009, May 4, 2009, May 21, 2009, June 19, 2009,

August 25, 2009, September 18, 2009, September 30, 2009, October 16, 2009,

and November 12, 2009)

This supplement updates information currently in the Prospectus.  Retain this supplement with the Prospectus.

Upcoming Fund Action – High Quality Intermediate-Term Bond Fund

On December 14, 2009, the Board of Directors for Principal Funds, Inc. approved the following proposal:  acquisition of the assets of the High Quality Intermediate-Term Bond Fund by the Bond Market Index Fund.  The proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for May 2010.  Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date High Quality Intermediate-Term Bond Fund shareholders in March 2010.

MANAGEMENT OF THE FUNDS

The Sub-Advisors

Sub-Advisor:  Edge Asset Management, Inc.

Effective January 1, 2010, Charlie Averill, Jill Cuniff, and Todd Jablonski will become additional portfolio managers for the SAM Balanced, SAM Conservative Balanced, SAM Conservative Growth, SAM Flexible Income, and SAM Strategic Income Portfolios.  Their biographical information appears below.  They operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Charlie Averill, CFA.  Mr. Averill will become a portfolio manager on January 1, 2010.  Presently, he is a senior quantitative analyst and has worked at Edge since 1990.  He earned a bachelors degree in economics from Reed College and a masters degree in economics from Princeton University.  Mr. Averill has earned the right to use the Chartered Financial Analyst designation.

Jill Cuniff.  Ms. Cuniff, President of Edge, will also become a portfolio manager on January 1, 2010.  Prior to becoming the President of Edge, Ms. Cuniff was the President of Morley Financial.  Ms. Cuniff earned a bachelors degree in business finance from Montana State University.

Todd Jablonski, CFA.  Mr. Jablonski, portfolio manager, will join Edge on January 1, 2010.  Previously, he was an Executive Director and Portfolio manager at UBS.  Prior to that, he was the lead portfolio manager of US large cap strategies at Credit Suisse Asset Management.  Mr. Jablonski earned a bachelors degree in economics from the University of Virginia and an MBA with an emphasis in Quantitative Finance from New York University’s Stern School of Business.  He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:  Emerald Advisers, Inc.

On or about November 9, 2009, Peter J. Niedland joined the Emerald Advisers, Inc. portfolio management team for the SmallCap Growth Fund II.  Mr. Niedland’s biographical information follows.

Peter J. Niedland, CFA.  Mr. Niedland, Portfolio Manager (Small Cap), joined Emerald Advisers, Inc. in 2009.  Previously, he worked at NS Investment Partners, LLC, a boutique small cap growth firm he co-founded in 2006.  Prior to that, he worked at Liberty Ridge Capital as a small cap research analyst and portfolio manager.  Mr. Niedland earned a B.S. in Business Administration from the University of Richmond.  He has earned the right to use the Chartered Financial Analyst designation.  Mr. Niedland is a member of the Financial Analysts of Philadelphia and the CFA Institute.

Minimum Account Balance

Replace the paragraph under this heading with the following:

Each Fund has a minimum required account balance of $1000.  The Fund reserves the right to redeem all shares in your account if the value of your account falls below $1000.  The Fund will mail the redemption proceeds to you.  An involuntary redemption of a small account will not be triggered by market conditions alone.  The Fund will notify you before involuntarily redeeming your account.  You will have 30 days to make an additional investment of an amount that brings your account up to the required minimum. The Funds reserve the right to increase the required minimum.